PC QUOTE
--------------------------------------------------------------------------------
STANDARD LICENSE AGREEMENT



This Agreement made effective this 31st day of January, 1995 by and between PC QUOTE, INC. (hereinafter referred to as "PCQ"), a Delaware Corporation with its principal place of business at 300 S. Wacker Drive, Chicago, Illinois 60606, and:

                        All-Tech Investment Group, Inc.
--------------------------------------------------------------------------------
(hereinafter referred to as "CUSTOMER") at:

                                160 Summit Ave
--------------------------------------------------------------------------------
                               Montvale, NJ 07645

Whereas PCQ provides a service (hereinafter referred to as the "SERVICE") consisting of software (hereinafter referred to as the "LICENSED SOFTWARE"), combined with information (hereinafter referred to as the "DATAFEED") obtained, selected and consolidated under the authority of various agencies and other information providers; and

Whereas CUSTOMER desires to utilize LICENSED SOFTWARE and DATAFEED;

Now, therefore, CUSTOMER and PCQ hereby agree to the following:

1. SOFTWARE AND DATAFEED LICENSE AGREEMENT

A. PCQ agrees to grant and CUSTOMER agrees to accept on the following terms and conditions, a non-transferable and non-exclusive license to use the LICENSED SOFTWARE and DATAFEED provided by PCQ to CUSTOMER.

B. PCQ shall retain title and all copyrights or proprietary rights to said LICENSED SOFTWARE. CUSTOMER shall have a non-exclusive license only to use the LICENSED SOFTWARE only in conjunction with the DATAFEED, and shall have no right to sell, transfer, sub-license, rent, lease, copy, modify, translate, convert to another programming language, decompile or disassemble the LICENSED SOFTWARE for any purpose.

C. The license granted by PCQ to CUSTOMER to use the DATAFEED, in addition to being non-exclusive and non-transferrable, is limited to use only in conjunction with the LICENSED SOFTWARE. Further, CUSTOMER agrees to use the DATAFEED only within CUSTOMER's operations at the locations set forth in this Agreement.

D. CUSTOMER acknowledges and agrees that DATAFEED is intended for the exclusive internal use of CUSTOMER and that said service, the data included in such service or any derivations thereof shall not be redistributed in any form to any third party, whether or not that third party's business involves further redistribution of said data to paying clients, without prior written consent. However, and notwithstanding anything to the contrary in this Agreement, CUSTOMER may provide and distribute to CUSTOMER's clients small subsets of specific data items included in the DATAFEED.

     1. CUSTOMER may not charge such clients separately for contents of the DATAFEED.

     2. In client statements, client confirmations, client reports, and other publications as part of the ordinary course of CUSTOMER's existing business.

     3.   In connection with client financial transactions.


2. TERM

A. The initial term of this license Agreement shall be 24 months (2) year(s) from its effective date. The effective date for purposes of this Agreement is the date upon which LICENSED SOFTWARE is authorized by PCQ to access the DATAFEED. Neither PCQ nor CUSTOMER shall terminate or alter this Agreement except as follows.

B. At the conclusion of the initial term, this entire Agreement shall automatically renew itself annually for an additional one (1) year term unless either party sends notice to the other party at least sixty (60) days prior to the anniversary of the effective date of this Agreement, by certified mail to the address indicated above, expressing a desire to terminate the Agreement. Said termination will be effective as of the last day of the month in which this anniversary occurs.

PC QUOTE, INC. STANDARD LICENSE AGREEMENT / 2

C. Notwithstanding the provisions of 2(A), and 2(B) above, should a party to this Agreement be in material breach of the Agreement, the other party may terminate the Agreement sixty (60) days after notice of said material breach is received and only if such material breach is not cured within thirty (30) days of receipt of notice.

D. PCQ may terminate this Agreement for non-payment as provided in Sections 4(F), 5(A) and 5(D) below.

3. EQUIPMENT

A. PCQ, to facilitate CUSTOMER's use of its DATAFEED and LICENSED SOFTWARE, may provide to CUSTOMER computer hardware, a satellite dish antenna or other equipment that may be required. PCQ shall retain title to any equipment if furnishes. CUSTOMER as lessor and user of such equipment, agrees to be responsible for it and shall reimburse PCQ for all damages sustained by the equipment or for the cost of replacing the equipment in the event that it is lost, stolen, or destroyed while in the possession of CUSTOMER. In the event that this Agreement is terminated by either party, CUSTOMER shall remain responsible for the safety of the equipment and shall reimburse PCQ for any damages sustained or its replacement cost if lost, stolen or destroyed, from the date that the Agreement is cancelled until such time trial PCQ repossesses such equipment. CUSTOMER agrees to insure all equipment owned by PCQ which is provided the CUSTOMER incident to the services purchased in a sum equal to its replacement value under a commercial multi-peril policy or its equivalent. CUSTOMER further agrees to name PCQ as an additional insured under said policy and to furnish PCQ with a certificate of insurance evidencing such coverage it so requested by PCQ. CUSTOMER agrees to provide access to the equipment for purposes of installation, removal, maintenance, or repair during reasonable business hours.

B. PCQ will provide its standard installation, consisting of labor to connect communications equipment (satellite dish, modems or hardware), 100 feet of regular RG-59 coaxial cable, 6 feet of interface cable with appropriate RS-232 connectors, ground shipment of equipment, handling charge, and support for installation of software, at a cost as defined in the appended Schedule(s) of Services and Fees specified in Section 14. If during the installation a satellite dish is proven infeasible, the CUSTOMER shall pay all charges necessary to lease and install short haul modems or long haul modems as well as all other time and material expenses incurred by PCQ in excess of the standard installation provided that CUSTOMER receives prior notice and approves such expenses before incurred. CUSTOMER acknowledges that in the event data lines are necessary to install the service, CUSTOMER shall pay for such data lines, and CUSTOMER acknowledges that the monthly expense of such data lines may not be known prior to installation, and that this expense may be subject to change without notice based upon chances in local or long distance telephone carrier charges. Non-standard installation costs will be paid to PCQ by the CUSTOMER on a time and materials basis, provided that the CUSTOMER receives prior notice that the standard installation is inappropriate and an estimate of the cost of non-standard installation.

C. Upon termination of this Agreement CUSTOMER shall, within thirty (30) days following the effective date of termination, return all property of PCQ held and used by the CUSTOMER and CUSTOMER shall pay all removal cost incurred.

4. PAYMENT

A. During the initial term the CUSTOMER shall pay the monthly charges set fourth in the Schedule(s) of Services and Fees specified in Section 14. PCQ agrees that no increase in monthly charges shall occur during this initial term.

B. Upon renewal of this Agreement for subsequent one (1) year terms, CUSTOMER shall pay, during each subsequent annual term, the prevailing price for services in existence of each Agreement anniversary date without further adjustment until the following anniversary date.

C. All payments made pursuant to this Agreement shall be in United States currency only.

D. Upon termination of this Agreement, CUSTOMER will pay all charges for services and fees for the entire month in which that termination becomes effective.

E. The charges for each service set forth in the Schedule(s) of Services and Fees specified in Section 14 shall be invoiced monthly and CUSTOMER agrees to pay said charges within thirty (30) days of the invoice date. All payments which have not been received by PCQ within thirty (30) days of the invoice date shall be subject to a FINANCE CHARGE of 1.0% per month which is a corresponding ANNUAL PERCENTAGE RATE of 12% of the outstanding balance.

F. In the event any invoice is not paid by CUSTOMER within thirty (30) days after receipts PCQ, at its sole option and discretion, without any notice whatsoever to CUSTOMER, may terminate this Agreement and CUSTOMER's access to and use of the LICENSED SOFTWARE and DATAFEED provided hereunder. Any invoice submitted by PCQ shall be deemed correct unless CUSTOMER advises PCQ in writing within thirty (30) days of the receipt of the invoice that it disagrees with the invoice and specifies the nature of the disagreement. The remedies contained herein are cumulative and are in addition to all other rights and remedies available to PCQ under this Agreement, by operation of law, or otherwise.

5. EXCHANGE AUTHORIZATION AND CONTRIBUTED DATA

PC QUOTE, INC. STANDARD LICENSE AGREEMENT / 3

A. The CUSTOMER hereby acknowledges and agrees that the DATAFEED provided under this Agreement contains information obtained, selected and consolidated by PCQ under the authority of various agencies, including but not limited to, the New York Stock Exchange, American Stock Exchange, Pacific Stock Exchange, Midwest Stock Exchange, Chicago Board Options Exchange, the Options Price Reporting Authority, the Consolidated Tape Association, Chicago Board of Trade, Chicago Mercantile Exchange/International Monetary Market, Kansas City Board of Trade, Minneapolis Grain Exchange, Commodities Exchange Center, New York Futures Exchange, and Mid-America Commodity Exchange and that the CUSTOMER's use of the DATAFEED is authorized and regulated by said agencies. Prior to commencement of services under this Agreement, CUSTOMER's authority to use the information provided to PCQ by said agencies shall be obtained by CUSTOMER, with assistance by PCQ, directly from said agencies. If such authorization is not obtained within thirty (30) days of execution, this Agreement may be cancelled by PCQ without further notice.

B. PCQ includes in the DATAFEED, additional information (hereinafter referred to as "CONTRIBUTED DATA") which PCQ obtains from "INFORMATION PROVIDERS" (hereinafter referred to as IPs") that may not require that CUSTOMER obtain authority to use such information directly from the contributing IPs. The term "CONTRIBUTED DATA" refers not only to such information, but also to the compilation and formal of such information, and associated documentation and software, and to the distribution of such information by IP to PCQ and by PCQ to CUSTOMER. CUSTOMER acknowledges and agrees that individual IPs may request that PCQ terminate CUSTOMER's access to said IP's data at any time and that PCQ will carry out such request in accordance with the provisions of said IP's agreement with PCQ. CUSTOMER further acknowledges and agrees that in the event that any agreement between PCQ and an IP is terminated in accordance with its provisions, the CONTRIBUTED DATA will no longer include that IP's data.

C. CUSTOMER acknowledges that PCQ is required to report certain information related to CUSTOMER's use of the DATAFEED to the various agencies and IPs from whom the information selected and consolidated by PCQ is obtained. To enable PCQ to meet its obligation in this regard, CUSTOMER agrees to inform PCQ, in writing, whenever its usage of the DATAFEED changes materially. Such changes shall include, but not be limited to:

          1. An increase or decrease in the number of simultaneously operable devices having the ability to display information obtained from the DATAFEED

          2. The physical address(es) at which information from the DATAFEED is utilized.

D. CUSTOMER agrees that PCQ shall have the right to audit and inspect during CUSTOMER's operational business hours all CUSTOMER's receiving terminals to insure that the information transmitted by PCQ is not being shared, distributed, or transmitted to unauthorized terminals, computers, screens or persons.

E. CUSTOMER hereby agrees to pay any and all fees or charges for any agency or IP authorization involved. FAILURE TO PAY SAID AUTHORIZATI0N CHARGES SHALL RESULT IN IMMEDIATE TERMINATION OF CUSTOMER'S SERVICE AS DEFINED BY THIS AGREEMENT.

6. LIMITATIONS OF LIABILITY; REMEDIES ON DEFAULT

A. The information and data used in the DATAFEED and LICENSED SOFTWARE provided under this Agreement, including, but not limited to, option prices, stock prices, commodity prices, dividends, dividend dates, volatilities, deltas and other variables, which are obtained by PCQ from the various agencies as described in Paragraph 5(A) which are believed to be reliable and PCQ agrees to run reasonable control checks thereon to verify that the data transmitted by PCQ is the same as the data received from the various exchanges and other sources. However, PCQ shall not be subject to liability for truth, accuracy, or completeness of the information received by PCQ from the various exchanges and other sources and conveyed to CUSTOMER or for errors, mistakes or omissions therein or for any delays or interruptions of the DATAFEED or LICENSED SOFTWARE from whatever cause.

B. PCQ OBTAINS THE CONTRIBUTED DATA FROM IPs CONSIDERED TO BE RELIABLE AND BOTH PCQ AND IPs ENDEAVOR TO OBTAIN, SELECT, CONSOLIDATE AND DISTRIBUTE THE CONTRIBUTED DATA WITHOUT ERROR. HOWEVER, CUSTOMER ACKNOWLEDGES AND AGREES THAT THE CONTRIBUTED DATA IS DISTRIBUTED ON AN "AS-IS", "AS-AVAILABLE" BASIS AND THAT PCQ AND IPs DO NOT GUARANTEE OR MAKE ANY WARRANTIES WHATSOEVER WITH RESPECT TO THE CONTRIBUTED DATA OR TO THE SEQUENCE, ACCURACY, CURRENCY OR COMPLETENESS OF ANY QUOTATIONS, MARKET INFORMATION OR OTHER INFORMATION CONTAINED THEREIN, AND THAT NEITHER PCQ NOR IPs SHALL BE LIABLE TO CUSTOMER FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING THEREFROM OR OCCASIONED THEREBY AND WHETHER OR NOT RESULTING FROM NEGLIGENCE.

C. CUSTOMER FURTHER ACKNOWLEDGES THAT NEITHER PCQ NOR IPs WARRANT THAT THE CONTRIBUTED DATA MAY BE RELIED UPON FOR TRADING PURPOSES OR FOR ANY OTHER PURPOSES AND THAT NEITHER PCQ NOR IPs SHALL BE LIABLE TO CUSTOMER FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR EXEMPLARY DAMAGES ARISING THEREFROM OR OCCASIONED THEREBY AND WHETHER OR NOT RESULTING FROM NEGLIGENCE.

D. CUSTOMER and PCQ shall not be responsible for, nor be in default under this Agreement due to delays or failure of performance resulting from acts or causes beyond its control, including but not limited to: acts of God, strikes, lockouts, riots, acts of war, epidemics, government acts, fire, satellite malfunctions, communications line or equipment failures, power failures, earthquakes, or other disasters.

PC QUOTE, INC. STANDARD LICENSE AGREEMENT / 4

E. CUSTOMER acknowledges that the LICENSED SOFTWARE provided by PCQ is designed and intended to be used with computer hardware and hardware configurations specifically delineated in the appended Schedule(s) of Services and Fees specified in Section 14. CUSTOMERS using non-authorized computer hardware or hardware configurations shall pay PCQ for any support services provided on a time and materials basis.

F. LIABILITY UNDER THIS AGREEMENT FROM ANY AND ALL CAUSES, INCLUDING, BUT NOT LIMITED TO, PROGRAM MALFUNCTION OR OPERATIONAL NEGLIGENCE, SHALL BE LIMITED TO GENERAL MONEY DAMAGES IN AN AMOUNT NOT TO EXCEED ONE MONTH'S AVERAGE TOTAL MONTHLY CHARGES PAID BY CUSTOMER FOR THE SERVICES DURING THE TWELVE (12) MONTHS PRECEDING THE MONTH IN WHICH THE DAMAGE OR INJURY IS ALLEGED TO HAVE OCCURRED, OR SUCH LESSER NUMBER OF MONTHS IF CUSTOMER HAS NOT RECEIVED TWELVE (12) MONTHS' SERVICE. SUCH LIMITATION SHALL BE THE EXTENT OF PCQ'S LIABILITY REGARDLESS OF THE FORM IN WHICH ANY LEGAL OR EQUITABLE ACTION MAY BE BROUGHT AGAINST PCQ, AND THE FOREGOING SHALL CONSTITUTE CUSTOMER'S SOLE REMEDY. IN NO EVENT WILL PCQ BE RESPONSIBLE FOR LOST PROFITS OR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH CUSTOMER MAY INCUR OR EXPERIENCE ON ACCOUNT OF ENTERING INTO OR RELYING ON THIS AGREEMENT, EVEN IF PCQ HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

G. Any sales, use, excise, value added and local property taxes will be payable by CUSTOMER should such taxes be applicable.

7. WARRANTIES

A. It is expressly understood and agreed to by the parties hereto that EXCEPT AS SPECIFICALLY PROVIDED HEREIN, ALL WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY EXCLUDED.

B. CUSTOMER agrees not to use or permit anyone to use the LICENSED SOFTWARE or any information provided in the DATAFEED for any unlawful or unauthorized purpose.

C. CUSTOMER agrees not to use the data included in the DATAFEED to develop, update or maintain a database for the purpose of looking up CUSIP numbers.

8. CONFIDENTIALITY OF PROPRIETARY INFORMATION

A. CUSTOMER understands and acknowledges the proprietary nature of the SERVICE and LICENSED SOFTWARE provided by PCQ and that said SERVICE and LICENSED SOFTWARE have been developed as a trade secret of PCQ and at its expense. CUSTOMER agrees to hold said proprietary information in strictest confidence and shall not release, disclose, or divulge such proprietary information to any other person or company. Furthermore, CUSTOMER agrees not to attempt any reverse engineering of the DATAFEED to decode the signals used by PCQ in transmitting the information.

B. The CONTRIBUTED DATA, as it exists from time to time during the term of this Agreement, whether or not the subject of copyright or patent protection, shall at all times be the property of PCQ and the data therein shall at all times be the property of IPs. CUSTOMER acknowledges that the CONTRIBUTED DATA constitutes confidential and proprietary information and a trade secret of PCQ and IPs in which they have invested significantly and which is of significant value to PCQ and IPs. CUSTOMER shall accord to the contents of the CONTRIBUTED DATA such protection as is necessary to prevent any unauthorized use, disclosure, dissemination or duplication, which protection shall be no less than that which CUSTOMER accords to its own confidential and proprietary information, and CUSTOMER shall comply with such instructions as PCQ may issue from time to time with regard to the return, destruction or other disposition of the contents of the CONTRIBUTED DATA and associated documentation after use. This provision shall survive the termination or expiration of this Agreement.

C. PCQ understands the proprietary nature of any information belonging to CUSTOMER and recognizes the harm that can be occasioned to CUSTOMER by disclosure of information relative to CUSTOMER's activities. PCQ agrees to hold such information in the same manner as PCQ deals with its own proprietary information and trade secrets.

9. INDEMNIFICATION

A. CUSTOMER hereby agrees to defend, indemnify and hold PCQ, its employees, agents, successors and assigns, harmless, including reasonable attorney's fees, from any and all claims, liabilities or obligations made against PCQ:

          1. By the various agencies from whom PCQ has obtained selected and consolidated information for failure by CUSTOMER to pay any fees or charges owed by CUSTOMER to said agencies.

          2. By any third party or parties arising in any way, directly or indirectly out of CUSTOMER's use of the SERVICE.

PC QUOTE, INC. STANDARD LICENSE AGREEMENT / 5

3. Resulting from CUSTOMER's misrepresentations, breach or warranty or non-performance of any of the covenants or obligations under this Agreement or from any misrepresentations or omissions made by CUSTOMER to PCQ or any third party respecting any authorizations or certificates furnished or to be furnished to PCQ including specifically, but not limited to, any authority required of CUSTOMER pursuant to Section 5 hereof.

B. PCQ hereby agrees to defend, indemnify and hold CUSTOMER harmless, including reasonable attorney's fees, from and against any claim that the LICENSED SOFTWARE infringes on the patent, copyright, or other propritary rights of another.

10. ASSIGNMENT

This Agreement or any rights or obligations granted hereunder may not be assigned by CUSTOMER without the prior written consent of PCQ.

11. APPLICABLE LAW

This Agreement shall be governed by the laws of the State of Illinois and the parties to this Agreement hereby vest the federal and state courts sitting in the City of Chicago with sole and exclusive jurisdiction over the interpretation and enforcement of this Agreement.

12. SEVERABILITY

Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

13. ENTIRE AGREEMENT

A. As used herein, the term "Agreement" includes any written amendments, modifications or supplements made in accordance herewith.

B. CUSTOMER acknowledges that it has read this Agreement, understands it, and agrees to be bound by its terms and further acknowledges and agrees that it constitutes the entire agreement of the parties hereto and supersedes all other proposals, oral or written, and all other communications between the parties relating to the subject matter hereof and this Agreement may not be modified or terminated orally. No amendment to this Agreement shall be effective unless it is in writing and signed by all duly-authorized representatives of both parties.

14. APPENDED SCHEDULE(S) OF SERVICES AND FEES

The following Schedule(s) of Services and Fees are appended to this Agreement:

--------------------------------------------------------------------------------
SCHEDULE       TITLE
  NO.
--------------------------------------------------------------------------------
GNR-94-06      Schedule of Services and Fees
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties hereto hereby execute this Agreement.

--------------------------------------------------------------------------------

AGREED TO:                              AGREED TO:

PC QUOTE, INC,                          CUSTOMER
--------------------------------------------------------------------------------

By:                                     By:    Mark Shefts

--------------------------------------------------------------------------------

Name:                                   Name:  Mark Shefts

--------------------------------------------------------------------------------

Title:                                  Title: Pres.

--------------------------------------------------------------------------------

Date:                                   Date:  2-1-95

--------------------------------------------------------------------------------

Sign Here


                                     Reference:              Service date:
                                     -----------              -------------

PC QUOTE                             Contract date:               Contract Term:
                                     --------------               --------------
                                        1/31/95                     12 mos
--------------------------------------------------------------------------------
                                     Customer: All-Tech        Pro/Non:     Pro
                                     ---------                 --------

SCHEDULE OF                          Address: 160 Summit Ave.
SERVICES AND FEES                    -------  Montvale, NJ 07645



                                   Agreement date:
                                   ---------------

                                   Total Interrogation Devices:
                                   ----------------------------
--------------------------------------------------------------------------------

                                                  GNR-94-06

MONTHLY SERVICES

Item                                                             Quantity       Site     First Unit     Add'l Units    Total

Hyperfeed Site Fee (To include both server as long as there is a    1           1000                                  $1,000

minimum of 10 PCW units. Otherwise $250/Month)


Windows Workstation                                                10                          100          100       $1,000
Nasdaq Level II                                                    10                           50           50         $500
Dow Jones News                                                     10                           25           25    30 day trial

Agreement may be cancelled without penalty during 1st
60 days after installation if not 100% satisfied.

1st month of operation -- no charge.

Monthly Total         Payable to PC Quote                                                                               $2,500



ONE TIME CHARGES

Item                                                                            Site     First Unit     Add'l Units    Total


Installation & Training                                                         1500                                  $1,500

Final Months service                                                                                                  $2,500



Total Due with Contract                                                                                              $4,000

                               EXCHANGE CHECKLIST

Units     Exchange                                Existing Acct. if any
--------------------------------------------------------------------------------
 10       New York Consolidated Last Sale
 10       New York Consolidated Bid/Ask
 10       American Last Sale
 10       American Bid/Ask
 10       American Stock Exchange
 10       NASDAQ Last Sale NMS
 10       NASDAQ Bid/Ask Level I
 10       NASDAQ Level II
 10       Options Price Reporting Authority
          Chicago Board of Trade
          Chicago Mercantile Exchange/International Monetary Market
          Commodities Exchange Center/New York Futures Exchange
          Commodity Exchange, Inc. (COMEX)
          Kansas City Board of Trade
          MidAmerican Commodities Exchange
          Minneapolis Grain Exchange
          Canadian Consolidated Equities
          Global HyperFeed please complete and attach International Exchange
            Checklist

DOW JONES NEWS CHECKLIST

Units       For PC Quote for Windows     or with Third Party Application
--------------------------------------------------------------------------------
 10         Dow Jones News Service (or Broadtape)
            FOR PC QUOTE FOR DOS & OS/2    or with third Party Application
            Interactive Headline News
            Dow Jones Financial
            Capital Markets Report

SIGNATURES           Sign Here

Customer: Mark Shefts    PC Quote,  Inc.

Title:    Pres.          Title:

Date:     2-1-95         Date:

PC Quote Customer Information                                            CI-92-7
--------------------------------------------------------------------------------
For Company or Individual
--------------------------------------------------------------------------------
Full Legal Name:           All-Tech Investment Group, Inc.
--------------------------------------------------------------------------------
Address:                   160 Summit Ave.
                           Summit, NJ 07645
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Phone.  201-307-4000   Fax: 201-782-9090    County: Bergen
--------------------------------------------------------------------------------
For Individual Only
--------------------------------------------------------------------------------
Please describe your occupation:
--------------------------------------------------------------------------------
                                           SSN:
--------------------------------------------------------------------------------
For Company Only
Ownership [X] Corporation--state of incorporation: NY
[ ] Partnership [ ] Proprietorship
--------------------------------------------------------------------------------
Type of Office: [X] Home [ ] Branch [ ] Independent [ ] Other:
--------------------------------------------------------------------------------
Primary Contact: Mark Shefts             Phone or ext.: 201-782-0200
--------------------------------------------------------------------------------
Secondary Contact:  Harry Loftkuitz      Phone or ext.: 201-782-0200
--------------------------------------------------------------------------------
Technical Contact (if different):        Phone or ext.: 201-782-0200
Mark Sandusky
--------------------------------------------------------------------------------
Tax ID No.:    13 2581640                Years in business:* 7 Yr
--------------------------------------------------------------------------------
For Company or Individual
--------------------------------------------------------------------------------
Bank.:                   United Jersey Bank
--------------------------------------------------------------------------------
Account No.:             154131806              Type: Checking
--------------------------------------------------------------------------------
Account No.:             154131733              Type: Checking
--------------------------------------------------------------------------------
Credit Reference:        XXXXXXXXXXXXX
--------------------------------------------------------------------------------
Account No.:             None                   Phone: 201-573-0370
--------------------------------------------------------------------------------
Credit Reference:        XXXXXXXXXXXXXXXXX
--------------------------------------------------------------------------------
Account No.:             All-Tech               Phone: 201-546-4458
--------------------------------------------------------------------------------
Credit Reference:        Computer Supplies International
--------------------------------------------------------------------------------
Account No.:             100041                Phone: 201-666-4306
--------------------------------------------------------------------------------
All information provided above will be hold confidential but will be used for credit checking purposes. I/We hereby authorize PC Quote, Inc. to whom this application is made to investigate the references listed pertaining to my/our credit and financial responsibility.
--------------------------------------------------------------------------------
By:    Mark Shefts
--------------------------------------------------------------------------------
Title: Pres.                                Date: 2-1-95
--------------------------------------------------------------------------------
For service billed to company other than company or Individual above
--------------------------------------------------------------------------------
Please provide a letter from bill recipient accepting financial responsibility, plus the Information below.
--------------------------------------------------------------------------------
Company Name:
--------------------------------------------------------------------------------
Authorized Contact:                          Phone:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Less than 2 years in business: add'l credit information may be required.
--------------------------------------------------------------------------------
                              Internal Use        Ref.:           Rep:
--------------------------------------------------------------------------------

                                                                            1066
ALL-TECH INVESTMENT GROUP, INC.
     160 SUMMIT AVE.
   MONTVALE, NJ 07645                                       55-216   54
   ------------------                                       ------
                                                              212

                                          2/2 1995

PAY
TO THE
ORDER OF       PC QUOTE                                          $4,000.xx

Four Thousand dollars and 00---------------------------------         DOLLARS

UNITED
JERSEY BANK
80 Chestnut Ridge Road, Montvale, NJ 07645



F0R ______________________________          _________Mark Shift___________MP

          "001066        021202162              154  " 13173"      3"

                Amendment to PC Quote Standard License Agreement
                      Dated January 31, 1995 By and Between
               PC Quote, Inc. and All-Tech Investment Group, Inc.


This amendment will supersede the Schedule of Services and Fees as set forth in the above captioned agreement and shall apply to all All-Tech offices as a group as set out below.

Site Licenses:
--------------
  At Montvale, NJ     $1,200 per month to include two(2) NT dual Pentium servers
  At New York, NY     $700 No machinery
  At Minneapolis, MN  $700 No machinery
  Additional Sites    $700 No machinery

                      $ 450.00 per month per server for all additional servers required beyond those specified at all sites.

Workstation Charges:
--------------------
     All sites will be combined for purposes of determining applicable workstation charges.

     First fifty (50) w/s                $100.00 per month per terminal
     All w/s above 50                    $ 75.00 per month per terminal
     New Services (per feed)             $ 25.00 per month per terminal*
     Charting                            $ 25.00 per month per terminal

     *Does not include news provider fees.


Installation, Exchange Fees and One-Time Charges.
-------------------------------------------------

      All of the original terms and conditions shall apply.


IN WITNESS WHEREOF, the parties hereto hereby execute this Amendment.

AGREED TO:                   AGREED TO:
PC QUOTE, INC.               ALL-TECH INVESTMENT GROUP, INC.

                                 Mark Shefts
BY:---------------------     By:--------------------------

                                   Mark Shefts
NAME: ------------------     Name: -----------------------
                                    Exec VP
Title ------------------    Title: -----------------------
                                   2-23-96
Date: ------------------     Date: -----------------------